Exhibit 10.2
SECOND AMENDMENT TO MASTER LEASE
     This Second Amendment to Master Lease (this “Amendment”) is executed and delivered effective as of March 2, 2010 by and between OHI ASSET (FL), LLC, a Delaware limited liability company (“Lessor”), and SENIOR CARE FLORIDA LEASING, LLC, a Delaware limited liability company (“Lessee”).
RECITALS:
     A. Lessee has executed and delivered to EMERALD-CEDAR-HILLS, INC., a Florida Corporation; EMERALD-GOLFVIEW, INC. a Florida corporation; EMERALD-GOLFCREST, INC., a Florida corporation; EMERALD-SOUTHERN PINES, INC., a Florida corporation (the “Emerald Entities”), a Master Lease Agreement dated as of April 1, 2003, as amended by a First Amendment to Master Lease Agreement dated as of December 31, 2005 (collectively, the “Existing Master Lease”) pursuant to which Lessee leases four (4) healthcare facilities located in Florida.
     B. Pursuant to a Deed in Lieu of Foreclosure Agreement dated as of February 1, 2010, and an Assignment of Lease also dated as of February 1, 2010, title to the Facilities has been conveyed to Lessor and the Existing Master Lease has been assigned to Lessor.
     C. Lessor and Lessee desire to extend the term of the Existing Master Lease until the earlier of (i) August 31, 2010 or (ii) the date a new tenant is prepared and authorized to take over operations, all as set forth in this Amendment.
     NOW THEREFORE, the parties agree as follows:
     1. Definitions.
          (a) Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Master Lease. From and after the date of this Amendment, each reference in the Existing Master Lease or the other Transaction Documents to the “Lease” or “Master Lease” means, as applicable, the Existing Master Lease as modified by this Amendment.
          (b) The following definitions defined in Section 1(b) of the First Amendment are hereby amended in their entirety and restated as follows:
     “Base Rent: (i) From the Commencement Date through December 31, 2005, the base rent shall be calculated on the basis of One Million Four Hundred Ninety Eight Thousand and No/100 Dollars ($1,498,000.00) per annum, payable in equal monthly installments of One Hundred Twenty-Four Thousand Eight Hundred Thirty-Three and 34/100 Dollars ($124,833.34) each. Base Rent for any partial Lease Year shall be prorated based on the number of days elapsed in such Lease Year.
     (ii) For each year Lease Year commencing January 1, 2006 and continuing through February 28, 2010, Base Rent shall be the lesser of (A) $1,498,000.00 increased by a percentage equal to two (2) times the percentage increase in the CPI (If positive)

from January 1, 2005 to January 1, 2006 and the first day of each succeeding Lease Year, as applicable and (8) the following amounts for each calendar year.

Lease Year	Base Rent
2006	$1,542,940
2007	$1,589,228
2008	$1,636,905
2009	$1,686,012
2010	$1,736,592
Under no circumstances will the Base Rent decrease. Base Rent for any partial Lease Year shall be pro-rated based on the number of days elapsed in such Lease Year. Base Rent shall continue to be paid in equal monthly installments.
     (iii) For the period from and after March 1, 2010 thru the Term Expiration Date, the monthly sum of One Hundred Forty Four Thousand Seven Hundred Sixteen Dollars ($144,716).
     “Term Expiration Date” means the earlier of (i) August 31, 2010, or (ii) the date a new tenant identified and approved by Lessor is prepared and authorized to take over operators as to all Facilities.
     2. Article 8, Maintenance. Article 8 of the Existing Master Lease is hereby amended by adding thereto the following new Section 8.5:
     8.5 Maintenance and Repair During Extended Term. Lessee acknowledges and agrees that Lessee is obligated to maintain and repair the Facilities pursuant to the terms of the Existing Master Lease up thru and including February 28, 2010, at which time, but for this amendment, Lessee would be obligated to surrender the Facilities to Lessor in the condition required under Section 8.2 of the Existing Lease. Notwithstanding anything to the contrary contained in this Lease, but subject to the maintenance and repair obligations of Lessee under the Existing Master Lease thru and including February 28, 2010, from and after March 1, 2010, Lessee shall have no further responsibility for (i) the cost of any repair or replacement of the roof, foundation, ceiling, floors, walls and other structural items of the Leased Properties, (ii) the cost of repairing or replacing any HVAC, electrical, sprinkler and fire suppression, plumbing and other mechanical components or utility connections, pipes and mains at the Facilities, (iii) the cost of repairing or replacing any drives, sidewalks or parking areas, or (iv) the cost of installing or replacing any improvements or components at the Facilities to meet physical plant requirements for any federal, state or local permits, licenses and certifications necessary or required for the operation of the Facility for its Primary Intended Use, provided in each case that such repairs or replacements are not attributable, in whole or in material part, to the failure of Lessee to perform its maintenance and repair obligations under the Existing Master Lease thru and February 28, 2010 as if the Lease expired as of such date. If any of the foregoing repairs or replacements are required to be performed by any federal, state or local governmental entity and if a Facility will no longer be permitted under applicable law to operate for its Primary Intended Use unless such repair

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or replacement is performed (a “Required Repair”), then, unless the need for such repair or replacement is attributable to the acts or omissions of Lessee, in which case Lessee shall complete such Required Repair at its own cost and expense, Lessee shall promptly notify Lessor of such Required Repair. If Lessor elects in writing not to perform such Required Repair, then Lessee may elect within thirty (30) days of such determination to terminate this Lease. If Lessor elects to perform such Required Repair, then Lessor shall promptly undertake and diligently pursue the Required Repair, at its cost and expense. Without limiting the generality of the foregoing, Lessor acknowledges that Lessee has received approval from the Florida Agency of Healthcare Administration of plans for the improvement and extension of the fire sprinkler system at the Cedar Hills Healthcare Center that must be completed by December 31, 2010, in order for the system to be an approved fire sprinkler system as required by applicable law. Lessor agrees that Lessee shall not be responsible for commencing or performing, or the cost and expense of, the work necessary to complete such improvement and extension of the fire sprinkler system at the Cedar Hills Healthcare Center.
     3. Section 22.1; Address for Notice. Section 22.1 of the Existing Master Lease is hereby amended and restated in its entirety as follows:
     22.1 Notices. All notices, demands, requests, consents, approvals and other communications required or permitted to be made or given hereunder shall be in writing and (i) personally delivered or (ii) sent by facsimile transmission or by certified or registered mail (postage prepaid), return receipt requested, or by a recognized national courier service, addressed to the respective parties as follows:
if to the Lessee:
Senior Care Florida Leasing, LLC
c/o Advocat Inc.
1621 Galleria Boulevard
Brentwood, Tennessee 37027
Attention: Chief Financial Officer
Telefax No.: (615) 771-7409
with a copy to:
Harwell Howard Hyne Gabbert & Manner, P.C.
315 Deaderick Street, Suite 1800
Nashville, Tennessee 37238
Attention: J. Mark Manner
Telefax No.: (615) 251-1057

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if to the Lessor:
c/o Omega Healthcare Investors, Inc.
200 International Circle, Suite 3500
Hunt Valley, MD 21030
ATTN: Daniel J. Booth
Fax No.: (410) 427-8800
with a copy to:
Doran Derwent PLLC
125 Ottawa Ave., NW, Suite 420
Grand Rapids, MI 49503
ATTN: Mark E. Derwent
Telephone No.: (616) 451-8690
Fax No.: (616) 451-8697
or to such other address as any party may hereafter designate in writing to the other party. Notice shall be deemed effectively delivered when personally delivered, when actually received by facsimile transmission or overnight courier if such facsimile transmission or delivery is made on a Business Day, or if not, on the first Business Day after delivery or facsimile transmission, or four (4) Business Days after being deposited in the United States mail, with postage prepaid, by certified or registered mail, return receipt requested. If the postal service is interrupted or is substantially delayed, any Notice must be given by personal delivery, courier service or facsimile transmission.
     4. Representations and Warranties of Lessee. Lessee hereby represents and warrants to Lessor that (i) it has the right and power and is duly authorized to enter into this Amendment; and (ii) the execution of this Amendment does not and will not constitute a breach of any provision contained in any agreement or instrument to which Lessee is or may become a party or by which Lessee is or may be bound or affected.
     5. Execution and Counterparts. This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.
     6. Headings. Section headings used in this Amendment are for reference only and shall not affect the construction of the Amendment.
     7. Enforceability. Except as expressly and specifically set forth herein, the Existing Master Lease remains unmodified and in full force and effect. In the event of any discrepancy between the Existing Master Lease and this Amendment, the terms and conditions of this Amendment will control and the Existing Master Lease is deemed amended to conform hereto.
     8. Intercreditor Agreement. The Emerald Entities, Lessee, Omega Healthcare Investors, Inc., a Maryland corporation (“Omega”), and LaSalle Bank National Association (“LaSalle”) entered into a certain Florida Subordination and Intercreditor Agreement dated as of

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August 10, 2007 in order to acknowledge the relative priorities of the security interests of LaSalle and the Landlord (as defined therein) in certain Shared Collateral (defined therein), and to provide for certain rights and obligations with respect thereto (the “Intercreditor Agreement”). Lessor hereby acknowledges that it has taken title to the Facilities as the nominee of Omega, is a “Landlord” under the Intercreditor Agreement, is therefore subject to and bound by all of the terms, conditions, agreements and provisions of the Intercreditor Agreement.
[SIGNATURE PAGES AND ACKNOWLEDGEMENTS FOLLOW]

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Signature Page to
SECOND AMENDMENT TO MASTER LEASE

LESSEE: SENIOR CARE FLORIDA LEASING, LLC
By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP and CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
This instrument was acknowledged before me on the ______ day of March, 2010, by Glynn Riddle, the EVP & CFO of Senior Care Florida Leasing, LLC, a Delaware limited liability company, on behalf of said company.

Notary Public, Tenn. County, Williamson
My commission expires:

Signature Page 1 of 3

Signature Page to
SECOND AMENDMENT TO MASTER LEASE

LESSOR: OHI ASSET II (FL), LLC
By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

STATE OF MARYLAND	)

COUNTY OF BALTIMORE	)
This instrument was acknowledged before me on the ______ day of March, 2010, by Daniel J. Booth, the COO of OHI ASSET II (FL), LLC, a Delaware limited liability company, on behalf of said company.

Notary Public, Baltimore County, MD
My commission expires:

Signature Page 2 of 3

Signature Page to
SECOND AMENDMENT TO MASTER LEASE
Acknowledgement and consent of Mortgagor:

OMEGA HEALTHCARE INVESTORS, INC.
By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

STATE OF MARYLAND	)

COUNTY OF BALTIMORE	)
This instrument was acknowledged before me on the ______ day of March, 2010, by Daniel J. Booth, the COO of Omega Healthcare Investors, Inc., a Maryland corporation, on behalf of said corporation.

Notary Public, Baltimore County, MD
My commission expires:

Signature Page 3 of 3

Acknowledgment to
SECOND AMENDMENT TO MASTER LEASE
     The undersigned hereby consent to the transactions contemplated by this Second Amendment to Master Lease (the “Second Amendment”), ratify and affirm their respective Guaranties, Pledge Agreements, Security Agreements, Subordination Agreements and other Transaction Documents, and acknowledge and agree that the performance of the Master Lease and obligations described therein are secured by their Guaranties, Pledge Agreements, Security Agreement, Subordination Agreement and other Transaction Documents on the same terms and conditions in effect prior to this Second Amendment.

ADVOCAT, INC. a Delaware corporation
By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP & CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
The foregoing instrument was acknowledged before me this ______ day of March, 2010, by Glynn Riddle, who is EVP & CFO of ADVOCAT, INC. a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

Notary Public, Tenn. County, Williamson
My Commission Expires:

Acknowledgement — Page 1 of 3

Acknowledgement to
SECOND AMENDMENT TO MASTER LEASE

DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation
By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP & CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
The foregoing instrument was acknowledged before me this ______ day of March, 2010, by Glynn Riddle, who is EVP & CFO of DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

Notary Public, Tenn. County, Williamson
My Commission Expires:

Signature Page 2 of 3

Acknowledgement to
SECOND AMENDMENT TO MASTER LEASE

ADVOCAT FINANCE INC., a Delaware corporation
By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP & CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
The foregoing instrument was acknowledged before me this ______ day of March, 2010, by Glynn Riddle, who is EVP & CFO of ADVOCAT FINANCE INC., a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

Notary Public, Tenn. County, Williamson
My Commission Expires:

Signature Page 3 of 3